DIREXION SHARES ETF TRUST

Supplement dated September 5, 2017

to the Statements of Additional Information (“SAI”)

for each series of the Direxion Shares ETF Trust

On March 22, 2017, the Securities and Exchange Commission adopted an amendment to shorten by one business day the standard U.S. settlement cycle for most securities transactions. Currently, such standard settlement cycle is three business days (T+3). The amended rule shortens such settlement cycle to two business days (T+2). The compliance date of the amended rule is September 5, 2017. Accordingly, effective immediately, all references to standard third business day (T+3) U.S. settlements are replaced with references to second business day (T+2) U.S. settlements, including references describing the settlement of Creation Units and the settlement of redemption proceeds for Creation Units.

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For more information, please contact the Funds at (866) 476-7523.

Please retain a copy of this Supplement with your SAI.